                                                                EXHIBIT 99.2

(Official Form 1)(9/97)
--------------------------------------------------------------------------------
FORM B1                 UNITED STATES BANKRUPTCY COURT        VOLUNTARY PETITION
                            DISTRICT OF NEW JERSEY
--------------------------------------------------------------------------------
Name of Debtor (if individual, enter Last, First, Middle):
Greate Bay Hotel and Casino, Inc.
--------------------------------------------------------------------------------
All Other Names used by the Debtor in the last 6 years
(include married, maiden, and trade names):
Sands Hotel & Casino
Sands Hotel, Casino & Country Club
--------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):
EIN: 22-2242014
--------------------------------------------------------------------------------
Street Address of Debtor (No. & Street, City, State & Zip Code):
Indian Ave. & Brighton Park
Atlantic City, NJ 08401
--------------------------------------------------------------------------------
County of Residence or of the
Principal Place of Business:    Atlantic
--------------------------------------------------------------------------------
Mailing Address of Debtor (if different from street address):

--------------------------------------------------------------------------------
Name of Joint Debtor (Spouse) (Last, First Middle):

--------------------------------------------------------------------------------
All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):

--------------------------------------------------------------------------------
Soc. Sec./Tax I.D. No. (if more than one, state all):

--------------------------------------------------------------------------------
Street Address of Joint Debtor(No. & Street, City, State & Zip Code):


--------------------------------------------------------------------------------
County of Residence or of the
Principal Place of Business:
--------------------------------------------------------------------------------
Mailing Address of Joint Debtor (if different from street address):


--------------------------------------------------------------------------------
Location of Principal Assets of Business Debtor
(if different from street address above):

--------------------------------------------------------------------------------
         INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)

VENUE (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
[_] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
--------------------------------------------------------------------------------
    TYPE OF DEBTOR (Check all boxes that apply)

[_] Individual(s)           [_] Railroad
[X] Corporation             [_] Stockbroker
[_] Partnership             [_] Commodity Broker
[_] Other ________________
--------------------------------------------------------------------------------
    NATURE OF DEBTS (Check one box)

[_] Consumer/Non-Business   [X] Business
--------------------------------------------------------------------------------
    CHAPTER 11 SMALL BUSINESS (Check all boxes that apply)

[_] Debtor is a small business as defined in 11 U.S.C. (S) 101.
[_] Debtor is and elects to be considered a small business under
    11 U. S.C. (S) 1121 (e) (Optional)
--------------------------------------------------------------------------------
    CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
          THE PETITION IS FILED (Check one box)

[_] Chapter 7        [X] Chapter 11         [_] Chapter 13
[_] Chapter 9        [_] Chapter 12
[_] Sec. 304 - Case ancillary to foreign proceeding
--------------------------------------------------------------------------------
    FILING FEE (Check one box)

[X] Full Filing Fee attached
[_] Filing Fee to be paid in installments (Applicable to individuals only)
    Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments.
    Rule 1006(b). See Official Form No. 3.
--------------------------------------------------------------------------------
    STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)

[X] Debtor estimates that funds will be available for distribution to unsecured creditors.
[_] Debtor estimates that, after an exempt property in excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
--------------------------------------------------------------------------------
                                1-15  16-49  50-99  100-199  200-999  1000-over
Estimated Number of Creditors   [_]    [_]    [_]     [_]      [_]       [X]

--------------------------------------------------------------------------------
Estimated Assets

 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to  More than
$50,000  $100,000    $500,000     $1 million   $10 million    $50 million     $100 million    $100 million
  [_]       [_]        [_]           [_]           [_]            [_]             [_]             [X]

--------------------------------------------------------------------------------
Estimated Debts

 $0 to   $50,001 to  $100,001 to  $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to  More than
$50,000  $100,000    $500,000     $1 million   $10 million    $50 million     $100 million    $100 million
  [_]       [_]        [_]           [_]           [_]            [_]             [_]             [X]

--------------------------------------------------------------------------------
THIS SPACE IS FOR COURT USE ONLY


--------------------------------------------------------------------------------
Bankruptcy2000 (C)1991-96, New Hope Software - 30078

(Official Form 1) (9/97)
--------------------------------------------------------------------------------
VOLUNTARY PETITION                           Name of Debtor(s)   FORM B1, Page 2

(This page must be completed and               Greate Bay Hotel and Casino, Inc.
  filed in every case)
--------------------------------------------------------------------------------
    PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)

Location                                     Case Number:       Date Filed:
Where Filed: NONE
--------------------------------------------------------------------------------
    PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF
    THE DEBTOR (if more than one, attach additional sheet)

Name of Debtor:                    Case Number              Date Filed:
    GB Property Funding Corp./     Not Yet Assigned         January 5, 1998
    GB Holdings, Inc.
--------------------------------------------------------------------------------

District:                         Relationship:             Judge:
    New Jersey                        Affiliate                 Unknown
--------------------------------------------------------------------------------
                                  SIGNATURES

Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.
[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
I request relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X -----------------------------------------------
  Signature of Debtor

X -----------------------------------------------
  Signature of Joint Debtor

  -----------------------------------------------
  Telephone Number (if not represented by attorney)

  -----------------------------------------------
  Date
--------------------------------------------------------------------------------
               SIGNATURE OF ATTORNEY

X /s/ PAUL R. DEFILIPPO
  -----------------------------------------------
  Signature of Attorney for Debtor(s)

  PAUL R. DEFILIPPO
  -----------------------------------------------
  Printed Name of Attorney for Debtor(s)

  Gibbons, Del Deo, Dolan, Griffinger & Vecchione
  -----------------------------------------------
  Firm Name

  One Riverfront Plaza
  -----------------------------------------------
  Address

  Newark, NJ 07102-5497
  -----------------------------------------------

  973-596-4500
  -----------------------------------------------
  Telephone Number

  January 5, 1998
  -----------------------------------------------
  Date
--------------------------------------------------------------------------------
                        EXHIBIT A

(To be completed if debtor is required to file periodic reports
(e.g., forms 10K and 10Q) with the Securities and Exchange
Commission pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934 and is requesting relief under chapter 11.)
Exhibit A is attached and made a part of this petition.
--------------------------------------------------------------------------------
                        EXHIBIT B

        (To be completed if the debtor is an individual
         whose debts are primarily consumer debts)
I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12, or 13 or title 11, United States Code, and have explained the relief available under each such chapter.

X -----------------------------------------------
  Signature of Attorney for Debtor(s)      Date
--------------------------------------------------------------------------------
    SIGNATURE OF DEBTOR (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.

X /s/ TIMOTHY A. EBLING
  -----------------------------------------------
  Signature of Authorized Individual

  TIMOTHY A. EBLING
  -----------------------------------------------
  Printed Name of Authorized Individual

  Executive Vice President, Chief Financial Officer
  -----------------------------------------------
  Title of Authorized Individual

  January 5, 1998
  -----------------------------------------------
  Date
--------------------------------------------------------------------------------
        SIGNATURE OF NON-ATTORNEY PETITION PREPARER

I certify that I am a bankruptcy petition preparer as defined in 11 U.S.C.
(S) 110, that I prepared this document for compensation, and that I have provided the debtor with a copy of this document.

  -----------------------------------------------
  Printed Name of Bankruptcy Petition Preparer

  -----------------------------------------------
  Social Security Number

  -----------------------------------------------
  Address

X -----------------------------------------------

  Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document:



  If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.

  -----------------------------------------------
  Signature of Bankruptcy Petition Preparer

  -----------------------------------------------
  Date

A bankruptcy petition prepare's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both 11 U.S.C. (S) 110; 18 U.S.C. (S) 156.
--------------------------------------------------------------------------------
Bankruptcy2000 (C)1991-96, New Hope Software - 30078

Form B1, Exh. A (9/97)


                                  Exhibit "A"

[If the debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11 of the Bankruptcy Code, this to the petition.]

                        UNITED STATES BANKRUPTCY COURT

                            DISTRICT OF NEW JERSEY


In re Greate Bay Hotel and Casino, Inc.,
      --------------------------------
                                 Debtor               Case No.   98-
                                                                -----------


                       Exhibit "A" to Voluntary Petition

1. If any of debtor's securities are registered under section 12 of the Securities and Exchange Act of 1934, the SEC file number is 22-2242014.
                                                            ----------

2. The following financial data is the latest available information and refers to debtor's condition on November 30, 1997.
                         -----------------

a.   Total assets                                           $ 214,934,000
                                                             ------------

b.   Total debts (including debts listed in 2.c., below)    $ 244,530,000
                                                             ------------

                                                                    Approximate
                                                                    number of
                                                                    holders
c    Debt securities held by more than 500 holders

     secured/X/    unsecured//   subordinated//     $   189,998,465  UNKNOWN
                                                     -------------- ---------
     secured//     unsecured//   subordinated//     $             0
                                                     -------------- ---------
     secured//     unsecured//   subordinated//     $             0
                                                     -------------- ---------
     secured//     unsecured//    subordinated//    $             0
                                                     -------------- ---------
     secured//     unsecured//    subordinated//    $             0
                                                     -------------- ---------
d.   Number of shares of preferred stock                          0
                                                     -------------- ---------

e.   Number of shares of common stock                             0
                                                     -------------- ---------

     Comments, if any:       None.
                      -------------------------------------------------------

     ------------------------------------------------------------------------

     ------------------------------------------------------------------------

3.   Brief description of debtor's business: Debtor owns and operates casino
                                             -------------------------------
gaming and hotel business.
-------------------------

----------------------------------------------------------------------------

----------------------------------------------------------------------------

4.   See Attached

In re Greate Bay Hotel and Casino, Inc.,     Case No. 98


                                             Chapter 1 1

4. List the names of any person who directly or indirectly owns, controls, or holds, with power to vote 5% or more of the voting securities of debtor:

        GB Holdings, Inc., Pratt Casino Corp., PPI Corp., Greate Bay Casino Corp. Additionally, the Pratt Family collectively, and the following Pratt Family entities, individually, indirectly own, control, or hold, with power to vote, in excess of 5% of the voting securities of the
        Debtor: J.E. Pratt Family Trust, J.E. Pratt Co. I and E. Pratt Family Trust.

                     CERTIFICATION OF CORPORATE RESOLUTION
                     -------------------------------------

        I, Frederick H. Kraus, Executive Vice President, General Counsel and Secretary of Greate Bay Hotel and Casino, Inc., a New Jersey corporation (the "Corporation"), do hereby certify that by consent of the Board of Directors of the Corporation, effective January 3, 1998, the resolutions annexed hereto as Exhibit A were adopted and they have not been modified or rescinded, and are still in full force and effect.

        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the Corporation this 5th day of January, 1998.
                                       ---

                                        /s/ Frederick H. Kraus
                                        ----------------------------------------
                                        Name: Frederick H. Kraus
                                        Title: Executive Vice President, General
                                               Counsel and Secretary
                                        Greate Bay Hotel and Casino, Inc.
                                        A New Jersey Corporation

(CORPORATE SEAL)

                                   EXHIBIT A


        WHEREAS, each of Greate Bay Hotel and Casino, Inc., GB Property Funding Corp. and GB Holdings, Inc. (whether one or more, the "Corporation") has retained and consulted with financial and legal advisors with respect to the pursuit of certain strategic alternatives relating to the Sands Hotel and Casino in Atlantic City, New Jersey; and

        WHEREAS, after such review of such strategic alternatives with such advisors, each such Corporation now desires to file a petition for relief under Chapter 11 of Title 11, United States Code in the United States Bankruptcy Court for the District of New Jersey if management of each such Corporation concludes that it has exhausted all other alternatives to avoid a bankruptcy filing and such filing is necessary to protect the assets of each such Corporation (the "Chapter 11 Bankruptcy Filing"); and

        WHEREAS, the Board of Directors of the Corporation (the "Board") has (i) reviewed and approved the Chapter 11 Bankruptcy Filing, (ii) received, reviewed and approved certain documentation with respect thereto and (iii) determined that the transactions and documentation contemplated thereby are necessary, proper and in the best interests of such Corporation; now, therefore, be it

                RESOLVED, that the Chapter 11 Bankruptcy Filing and the transactions and documentation contemplated thereby, including, without limitation, the retention by the Corporation of Ladenburg Thalmann & Co. Inc. as its financial advisor and Gibbons, Del Deo, Dolan, Griffinger & Vecchione as its legal advisor in connection with such Chapter 11 Bankruptcy Filing and related matters upon such terms and conditions as the proper officers of the Corporation deem necessary, appropriate or advisable (collectively, the "Transactions") be, and the same hereby are, ratified, approved and confirmed in all respects by the Board for the Corporation; and, be it

                RESOLVED FURTHER, that the Board hereby finds that the Transactions are necessary, proper and in the best interests of the Corporation; and, be it

                RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to (i) prepare, execute, deliver and file the petition for the Chapter 11 Bankruptcy Filing in substantially the form received and reviewed by the Board, with such changes therein or additions thereto as may be approved or deemed necessary, appropriate or advisable by the officer executing the same on behalf of the Corporation, the execution and delivery thereof by such officer to be conclusive evidence of the approval by him of such changes or additions, (ii) prepare, execute, deliver (or receive) and/or file any and all other agreements, certificates, instruments and documents contemplated by the Transactions (collectively, the "Other Transaction Documentation"), the execution, delivery or receipt thereof by such officer to be conclusive evidence of the approval by him of such Other Transaction Documentation, and (iii) take such other action, all as such officer deems necessary, appropriate or advisable to consummate the Transactions; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to take or cause to be taken all such further action, to prepare, execute and deliver all documents, instruments and other agreements and to waive any and all conditions, as any of such officers, in such officer's sole discretion, may determine to be necessary, appropriate or advisable to fulfill the intent and to carry out the purposes of the foregoing resolutions, such determination to be conclusively evidenced by the taking of any such further action or the execution and delivery of any such further document; and all acts and deeds of the officers and agents of the Corporation which are consistent with the purpose and intent of such resolutions be, and the same hereby are, in all respects, ratified, approved and confirmed as the acts and deeds of the Corporation; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to pay all fees and expenses relating to the Transactions as any such officer determines to be appropriate, such payment to be conclusive evidence of such officer's determination; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to issue a press release to the public describing the Transactions in conformity with any and all applicable laws, rules and regulations; and, be it

        RESOLVED FURTHER, that the execution by any of the proper officers of any document authorized by the foregoing resolutions, or any action or actions so authorized, is (or shall become upon delivery) the enforceable and binding act and obligation of the Corporation, without the necessity of the signature or attestation of any other officer of this Corporation or the affixing of the corporate seal; and, be it

        RESOLVED FURTHER, that the proper officers of the Corporation for purposes of the foregoing resolutions be, and they hereby are declared to be, any of the officers of the Corporation, namely, the Chairman of the Board, the Chief Executive Officer, the President, each of the Executive Vice Presidents and the Vice Presidents, the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary, the Principal Financial Officer or the Principal Accounting Officer, and any one of such officers may act on behalf of the Corporation in this regard; and, be it

        RESOLVED FURTHER, that any and all actions consistent with the foregoing resolutions that have previously been taken by the officers or directors of the Corporation on behalf of the Corporation be, and each of them hereby is, ratified, approved and confirmed in all respects as the true acts and deeds of the Corporation with the same force and effect as if each such act had been specifically authorized in advance by resolution of the Board.

         FORM 4. LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS


                        UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF NEW JERSEY


             LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS

        Following is the list of the debtor's creditors holding the 20 largest unsecured claims. The list is prepared in accordance with Fed. R. Bankr. P. 1007(d) for filing in this chapter 11 [or chapter 9] case. The list does not include (1) persons who come within the definition of "insider" set forth in 11 U.S.C. S101, or (2) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the 20 largest unsecured claims.

-----------------------------------------------------------------------------------------------------------------------------------
(1)                               (2)                           (3)              (4)                            (5)
Name of creditor         Name, telephone number and       Nature  of claim     Indicate if                 Amount of claim
and complete             complete mailing address,        (trade debt, bank    claim is                    [if secured also
mailing address          including zip code, of           loan, government     contingent, unliquidated,   state value of security
including zip code       employee, agent, or department   contract, etc.)      disputed or
                         creditor familiar with claim                          subject to setoff
                         who may be contacted
------------------------------------------------------------------------------------------------------------------------------------


See attached list
--------------------------------------------------------------------------------
 DECLARATION UNDER PENALTY OF PERJURY ON BEHALF OF CORPORATION OR PARTNERSHIP

        1, [the president or other officer or an authorized agent of the corporation] named as debtor in this case, declare under penalty of perjury that I have read the foregoing LIST OF CREDITORS HOLDING 20 LARGEST UNSECURED CLAIMS and that it is true and correct to the best of my information and belief.

Date January 5, 1998
     -------------------------
                                        Signature  /s/ Timothy A. Ebling
                                                   ---------------------------
                                                   TIMONTHY A. EBLING
                                                   Executive Vice President,
                                                   Chief Financial Officer

LARGEST UNSECURED CREDITORS
                                                   12/30/97  estimated
                                                  a/p trial  accruals    total
                                                  ---------  ---------   -----
 1 Atlantic Electric                                266,509    305,000   571,509
   PO Box 4860
   Trenton, NJ 08650-4860
   Contact:  Ms. Mitchell
   Phone #:  609.645.3500
   Fax #:    609.645.4453

 2 New Jersey Manufacturers Insurance Company       202,391     88,009   290,400
   Sullivan Way
   West Trenton, NJ 08628
   Contact:  Carol
   Phone #:  609.883.1300 x4010
   Fax #:    609.538.0109

 3 State of New Jersey                                         250,000   250,000
   Casino Control Commission
   Tennessee Ave. and Boardwalk
   Atlantic City, NJ 08401
   Phone #:  609.441.3712
   Fax #:

 4 Earle Palmer Brown                               189,042              189,042
   685 3rd Ave. 23rd Floor
   New York, NY 10017
   Contact:  Norman Gouluskin
   Phone #:  212.916.7611
   Fax #:    212.986.4955

 5 Baumgardner Floor Covering, Limited              167,649     24,000   191,649
   2628 Fire Road
   PO Box 1235
   Pleasantville, NJ 08232-1235
   Contact:  Bernadette Baumgardner
   Phone #:  609.645.2808
   Fax #:    609.645.9790

 6 Harold Neiman and Albert L. Deutsch,             140,000              140,000
   His Attorney
   17th Floor
   230 South Broad Street
   Philadelphia, PA 19102
   Contact:  Albert L. Deutsch
   Phone #:  215.985.0777
   Fax #:    215.790.0904

 7 Shuffle Master, Inc.                             123,238        800   124,038
   10901 Valley View Road
   Eden Prairie, MN 55344
   Contact:
   Phone #:  702.897.7150
   Fax #:    702.260.6691

LARGEST UNSECURED CREDITORS
                                                   12/30/97  estimated
                                                  a/p trial  accruals   total
                                                  ---------  ---------  -----

 8 Asian American Market                             80,050     10,000   90,050
   3001 Fairmont Ave
   Atlantic City, NJ 08401
   Contact:  Carol
   Phone #:  609.345.6901
   Fax #:

 9 Gemstar Seafood, Inc.                             68,602     20,000    88,602
   3101 South Lawrence St.
   Philadelphia, PA 19148
   Contact:  Drew Magason
   Phone #:  215.334.6488
   Fax #:    215.334.5897

10 Liber Rich & Sons, Inc.                           50,934     30,000    80,934
   PO Box 1149
   701 West Delilah Rd
   Pleasantville, NJ 08232
   Contact:  Joseph Rich
   Phone #:  609.641.7777
   Fax #:    609.272.0717

11 Sysco Food Services of Philadelphia               74,243      5,000    79,243
   PO Box 8500-S8725
   Philadelphia, PA 19178-8725
   Contact:  Gina
   Phone #:  215.218.1613
   Fax #:    1.800.287.1285

12 Calvi Electric                                               74,700    74,700
   PO Box 479
   14 South California Ave.
   Atlantic City, NJ 08404
   Contact:  Brenda
   Phone #:  609.345.0151
   Fax #:    609.345.1258

13 R.C. Maxwell Company                              49,400     25,000    74,400
   PO Box 1200
   Trenton, NJ 08606
   Contact:  William Ade
   Phone #:  609.396.8121
   Fax #:    609.396.9876

LARGEST UNSECURED CREDITORS
                                                   12/30/97  estimated
                                                  a/p trial  accruals   total
                                                  ---------  ---------  -----

14 Chispanic Enterprises, Inc.                       62,100     11,500    73,610
   801 Atlantic Avenue
   Egg Harbor City, NJ 08215
   Contact:  Randy Robe
   Phone #:  609.804.1300
   Fax #:    609.804.1301

15 Black Tiger Company, Inc.                         63,283     10,000    73,283
   141 Mohegan Road
   Manasquan, NJ 08736
   Contact:  Dorothy
   Phone #:  732.223.9281
   Fax #:    732.223.3918

16 Resorts Casino/Hotel                              19,073     48,000    87,073
   1133 Boardwalk
   Atlantic City, NJ 08401
   Contact:
   Phone #:  609.344.6000
   Fax #:

17 Seashore Fruit Company                            54,430     10,000    64,430
   PO Box 1819
   Atlantic City, NJ 08401
   Contact:
   Phone #:  809.345.0151
   Fax #:    809.345.1258

18 World Wide Concessions, Inc.                      53,652      7,000    60,652
   Miller Bldg., Suite 100
   441 N. 5th Street
   Philadelphia, PA 19123
   Contact:  Wayne or Heather
   Phone #:  215.923.4786
   Fax #:    215.923.4792

19 Sykes, O'Connor, Salerno & Hazaveh                49,985     10,000    59,985
   Atlantic Ave. & Gordons Alley
   Atlantic City, NJ 08401
   Contact:  Nory Hazaveh
   Phone #:  609.345.5222
   Fax #:    609.345.7488

20 Atlantic City Linen Supply                        28,206     25,000    53,208
   400 N. North Carolina Ave.
   Atlantic City, NJ 08401
   Contact:  David Goldberg
   Phone #:  609.345.5888
   Fax #:    609.344.5753

LARGEST UNSECURED CREDITORS
                                                   12/30/97  estimated
                                                  a/p trial  accruals   total
                                                  ---------  ---------  -----
21 American Atelier, Inc.                           50,424               50,424
   301 N. Front Street
   Allentown, PA 18102
   Contact:  David Goodman
   Phone #:  610.439.4040
   Fax #:    610.439.4141

22 Atlantic City Municipal Utilities                24,054     24,054    48,108
   PO Box 117
   29 South New York Ave.
   Atlantic City, NJ 08401
   Contact:  Mr. Spellman
   Phone #:  609.345.3883
   Fax #:    609.348.5802

23 Global Exports, Inc.                             38,494     4,500     42,994
   11 Orchard Hill Drive
   Manalapan, NJ 07726
   Contact:  Howard Allen
   Phone #:  732.308.0767
   Fax #:    732.303.8128

24 Casino Lobster                                   36,837     6,000     42,837
   120 West Merion Ave
   Pleasantville, NJ 08232
   Contact:  Greg Goff
   Phone #:  609.641.3345
   Fax #:    609.484.8411

25 Kopos International                              37,704     4,000     41,704
   935 Ocean Ave. Suite 623
   Ocean City, NJ 08226
   Contact:  Anna Orvicki
   Phone #:  609.391.0423
   Fax #:    215.468.8832

26 Bell Atlantic - NJ                               21,234    19,100     40,334
   PO Box 4833
   Trenton, NJ 08650-4833
   Contact:  Mona
   Phone #:  800.660.9922
   Fax #:    609.978.7966

LARGEST UNSECURED CREDITORS
                                                   12/30/97  estimated
                                                  a/p trial  accruals   total
                                                  ---------  ---------  -----
27 Magic Disposal, Inc.                              29,084     10,000    39,084
   PO Box 896
   Northfield, NJ 08225
   Contact:  Steve Wazson
   Phone #:  609.648.0758
   Fax #:    609.645.9199

28 PNC Bank, NA                                                 39,000    39,000
   Two Towe Center
   East Brunswick, NJ 08816
   Contact:  Denise Killan
   Phone #:  609.778.2683
   Fax #:    609.778.2673

29 Outdoor Systems Advertising                       21,817     16,996    38,813
   185 Route 46
   Fairfield, NJ 07004
   Contact:  Marylin
   Phone #:  973.575.6900 x208
   Fax #:    973.808.8316

30 AT&T                                              18,030     20,000    38,030
   PO Box 371430
   Pittsburgh, PA 15250-7430
   Contact:  Rod Naugle
   Phone #:  800.984.9049 x 5470
   Fax #:    800.348.7526

31 Classic Coach                                     24,975     12,000    36,975
   1600 Locust Avenue
   Bohemia, NY 11716
   Contact:  Gary Caroll
   Phone #:  516.567.5100 x216
   Fax #:    516.567.3722

32 Boardwalk Belle, Inc.                             24,532     12,000    36,532
   PO Box 1275
   Merchantville, NJ 08108-0275
   Contact:  Mike Fiore
   Beeper #: 1.800.412.3430
   Fax #:

LARGEST UNSECURED CREDITORS
                                                   12/30/97  estimated
                                                  a/p trial  accruals   total
                                                  ---------  ---------  -----
33 Reitman Industries T/A Fleming and McCaig         24,851     10,500   35,351
   PO Box 8128
   Trenton, NJ 08650-0128
   Contact:  David Schwartz
   Phone #:  609.758.1910
   Fax #:

34 Enerval, L.L.C.                                   19,718     15,000   34,718
   5100 Harding Highway, Suite 200
   Mays Landing, NJ 08330
   Contact:  Nicole Polistina
   Phone #:  609.625.6955
   Fax #:    609.625.7948

35 Millar Elevator Service Company                   15,137     19,493   34,630
   PO Box 73017-N
   Cleveland, OH 44193
   Contact:  Frank Buhier
   Phone #:  609.625.0084
   Fax #:    609.625.3574

36 Madison House                                     32,867          0   32,867
   123 S. Dr. ML King Blvd
   Atlantic City, NJ 08401
   Contact:
   Phone #:  609.345.1400
   Fax #:

37 South Jersey Transportation Authority             35,659     (3,559)  32,100
   PO Box 351
   Hammonton, NJ 08037
   Contact:  Wade Lawson
   Phone #:  609.965.6060
   Fax #:    609.965.7315

38 Q.S.I. Enterprises                                26,193      3,000   29,193
   VPR Commerce Center
   Suite 307
   Blackwood, NJ 08012
   Contact:  Leon Gotheim
   Phone #:  609.232.8000
   Fax #:    609.228.6807

LARGEST UNSECURED CREDITORS
                                               12/30/97  estimated
                                              a/p trial  accruals     total
                                              ---------  ---------    ------
39 Bernie Robbins Jewelers, Inc.                 29,033               29,033
   501 New Road
   Groveland Shopping Center
   Somers Point, NJ 08244
   Contact:  Steward Schupler
   Phone #:  609.927.4848
   Fax #:    609.927.7321

40 Central Lewmar Limited Partnership            20,258      8,000    28,258*
   80 McClellan
   Newark, NJ 07114
   Contact:  Michael
   Phone #:  609.883.7500
   Fax #:    609.883.2431

41 Unisource Worldwide, Inc.                     22,230      6,000    28,230
   Philadelphia Division
   PO Box 8239
   Philadelphia, PA 19101-8239
   Contact:
   Phone #:  1.800.523.1402
   Fax #:    1.800.598.1735

42 Gould West Paper Corporation                  22,567      4,000    26,567
   2 Campus Drive
   Burlington, NJ 08016
   Contact:
   Phone #:  212.301.0000
   Fax #:    212.320.4333
                                           ----------------------- ---------
                                              2,318,496  1,184,093 3,502,589
                                           ======================= =========



*Pursuant to the proposed ORDER AUTHORIZING PAYMENT OF CERTAIN PREPETITION
 VENDOR AND CUSTOMER RELATED CLAIMS, Greate Bay Hotel and Casino, Inc. seeks to pay certain of the creditors listed herein. Accordingly this list contains in excess of 20 unsecured creditors.

                        UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF NEW JERSEY



In re Greate Bay Hotel and Casino, Inc.,
      ----------------------------------        Case No. 98-
                        Debtor                          -----------------


                                                Chapter  Chapter 11
                                                        -----------------
                       VERIFICATION OF LIST OF CREDITORS


        I hereby certify under penalty of perjury that the attached List of Creditors which consists of 1,184 pages, is true, correct and complete to the best of my knowledge.



Date  January 5, 1998       Signature   /s/ TIMOTHY A. EBLING
     ------------------                ----------------------------------
                                        TIMOTHY A. EBLING,
                                        Executive Vice President,
                                        Chief Financial Officer


    Paul R. DeFilippo
Gibbons, Del Deo, Dolan,
 Griffinger & Vecchione
  One Riverfront Plaza
  Newark, NJ 07102-5497
      973-596-4500
      973-596-0545